Exhibit 99.1

Jerash Reports Record Fourth Quarter, Full Year Revenue in Fiscal 2019

Positioned for Expected Further Revenue Growth in Fiscal 2020

New York, New York – June 28, 2019 – Jerash Holdings (US), Inc. (Nasdaq: JRSH) (the “Company” or “Jerash”), a producer of high-quality textile goods for leading global brands, today reported record revenue for its fiscal 2019 fourth quarter and full year ended March 31, 2019.

Fiscal Year 2019 and Recent Highlights

•	Reported record revenue of $85.0 million in fiscal 2019, an increase of 23% versus $69.3 million in fiscal 2018;
•	Generated gross margin of 22.1% in fiscal 2019 as the Company commenced production with multiple new customers and products to diversify market share;
•	Reported GAAP net income of $5.1 million, or $0.45 per diluted share;
•	Generated adjusted EBITDA[1] of $11.3 million, or $1.01 per diluted share;
•	Grew cash and cash equivalents to $27.8 million at year end;
•	Commenced production in April 2019 at a fourth manufacturing facility expected to add 1.5 million to 1.8 million pieces per year, bringing Jerash’s annual capacity to more than 8.0 million pieces, an anticipated increase of up to 27% annually; and
•	Positioned the Company for expected sustainable growth in revenue and GAAP net income through a focus on organic growth, strategic acquisitions and continued operating efficiency.

Fiscal Fourth Quarter 2019 Highlights

•	Revenue increased 64% to a record $14.5 million in the fourth quarter of fiscal 2019, from $8.9 million in the prior year fourth quarter, reflecting increased demand from existing customers;
•	Generated gross margins of 17.7% related to multiple sample orders from new potential customers expected to increase production with Jerash in the fiscal year ending March 31, 2020 (“fiscal 2020”);
•	Reported a GAAP net loss of $232,000, or $0.02 per diluted share, for the quarter, compared with net loss of $985,000, or $0.10 per basic share, in the prior year fourth quarter; and
•	Generated quarterly adjusted EBITDA[1] of $286,000, or $0.03 per diluted share.

Management Commentary

Sam Choi, Chairman and Chief Executive Officer, stated: “We are pleased to report 23% sales growth in fiscal 2019 and record full-year revenue of $85.0 million. We also reported record fourth quarter revenue, increasing 64% to $14.5 million, as we continue to ramp second-half production volume with a number of new potential customers as part of our long-term growth strategy.

“We are particularly excited about a number of sample orders with new potential customers who are already indicating large volumes for the year ahead so as to take advantage of the increased capacity at our fourth factory facility, which we believe is now fully booked for fiscal 2020. We are making notable progress on our goal to increase second half production in order to maximize revenue from Jerash’s production facilities, as well as our efforts to further diversify our customer base and product categories.

1 Adjusted EBITDA is not a United States generally accepted accounting principles (“GAAP”) measure. A reconciliation of GAAP to non-GAAP measures is provided in the tables accompanying this release.

“Finally, we are excited as we move into fiscal 2020 with expanded capacity, greater customer orders and a strong platform on which to further build our business for the benefit of our shareholders. We are providing an initial outlook for total revenue in excess of $100 million in fiscal 2020, which includes the ramping process for our new facility, and plan to continue in our efforts to accelerate our growth through strategic acquisitions that meet our stringent criteria for growth and profitability.”

Outlook

For fiscal 2020, Jerash anticipates continued revenue growth through both expanding business with existing customers and the addition of new customers. Total revenues for fiscal 2020 are projected to be in excess of $100 million, representing what is expected to be at least 17% organic growth over fiscal 2019.

Full Year Financial Results

For the full fiscal year 2019, Jerash reported total revenue of $85.0 million, an increase of 23% from $69.3 million in fiscal 2018. The increase in revenue reflected steady growth of sales from major customers and the addition of new potential customers. Gross margin in fiscal 2019 was 22.1%, compared with 25.9% in fiscal 2018. The change in gross margin includes the effect of share gain programs and sample orders from multiple new potential customers and categories in the second half of fiscal 2019.

Operating expenses for fiscal 2019 were $12.4 million, compared with $6.1 million in fiscal 2018. Operating expenses increased due to increased production, public company expenses following the Company’s May 2018 initial public offering (the “IPO”), and $3.6 million in stock-based compensation associated with the IPO.

Operating income for fiscal 2019 was $6.3 million.

GAAP net income for fiscal 2019 was $5.1 million, or $0.45 per diluted share, based on approximately 11.3 million shares outstanding.

Adjusted EBITDA1 for fiscal 2019 was $11.3 million, or $1.01 per diluted share. A reconciliation of adjusted EBITDA to GAAP net income is provided in the tables in this press release.

Fiscal 2018 Fourth Quarter Financial Results

Jerash reported revenue of $14.5 million for the fiscal fourth quarter ended March 31, 2019, a 64% increase from $8.9 million in the prior year fourth quarter. Revenue reflected growth in customer demand for warmer season goods as well as the addition of multiple new potential customers and expansion of orders with existing customers. Operating expenses were $2.8 million for the fiscal fourth quarter, reflecting additional payroll costs for increased headcount to drive revenue growth and public company expenses.

For the quarter, Jerash reported a GAAP net loss of $232,000, or $0.02 per share, compared to net loss of $1.0 million, or $0.10 per share, in the prior year fourth quarter.

Balance Sheet, Cash Flow and Dividends

Cash and restricted cash at March 31, 2019 was $27.8 million, compared with $12.2 million at March 31, 2018. As of March 31, 2019, inventory was $21.1 million, primarily comprised of fabric, work in progress and finished garments, and accounts receivable were $4.0 million. Jerash generated $9.8 million in cash flow from operations in fiscal 2019 and approved its first two quarterly dividends to shareholders.

Conference Call

The Company will conduct a conference call and webcast to review its fiscal 2019 results on Friday, June 28, 2019, at 9:00 a.m. ET. Interested parties in the United States can access the call by dialing 844-369-8770; interested parties outside the United States can access the call by dialing +1-862-298-0840. Callers should dial in at least 5 minutes prior to the all start time. A live and archived webcast will be available online in the investor relations section of Jerash’s website at www.jerashholdings.com. A replay of the conference call will be available until July 5, 2019, by calling 877-481-4010 from the United States or +1-919-882-2331 from outside the United States and entering conference ID number 49578.

About Jerash Holdings (US), Inc.

Jerash Holdings (US), Inc. (Nasdaq: JRSH) is a manufacturer utilized by many well-known brands and retailers, such as Walmart, Costco, Hanes, Columbia, VF Corporation (which owns brands such as The North Face, Timberland, Jansport, etc.), and PVH Corp. (which owns brands such as Calvin Klein, Tommy Hilfiger, IZOD, Speedo, etc.). Its production facilities are currently made up of four factory units and three warehouses and currently employ approximately 3,600 people. The total annual capacity at its facilities is expected to be approximately 8.0 million pieces by the end of calendar year 2019. Additional information is available at http://www.jerashholdings.com.

Non-GAAP Financial Information

This news release contains disclosure regarding adjusted EBITDA, which is determined by a method other than in accordance with U.S. GAAP. Adjusted EBITDA may help investors analyze our net income without regard to the effect of one-time stock-based compensation and before the effect of interest expenses, income taxes, and depreciation and amortization. Non-GAAP financial measures have inherent limitations and are not uniformly applied by issuers. Therefore, this non-GAAP financial measure should not be considered in isolation, or as a substitute for comparable measures prepared in accordance with GAAP. The comparable GAAP financial measures and reconciliation to the comparable GAAP financial measures can be found in Appendix A to this document.

Forward Looking Statements

This news release contains forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made. When used in this document, the words “may”, “would”, “could”, “will”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “expect” and similar expressions are intended to identify forward-looking statements. Such statements reflect Jerash’s current views with respect to future events and are subject to such risks and uncertainties. Many factors could cause actual results to differ materially from the statements made, including those risks described from time to time in filings made by Jerash with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated or expected. Statements contained in this news release regarding past trends or activities should not be taken as a representation that such trends or activities will continue in the future. Jerash does not intend and does not assume any obligation to update these forward-looking statements, other than as required by law.

Contact:

Richard J. Shaw, Chief Financial Officer

(315) 727-6791

richard.shaw@jerashholdings.com

Matt Kreps, Darrow Associates Investor Relations
(214) 597-8200
mkreps@darrowir.com

JERASH HOLDINGS (US), INC.,
SUBSIDIARIES AND AFFILIATE

CONSOLIDATED BALANCE SHEETS

	March 31,
	2019	2018

ASSETS
Current Assets:
Cash	$27,182,158	$8,597,830
Accounts receivable	4,020,369	5,247,090
Accounts receivable- related party	-	50,027
Inventories	21,074,243	20,293,392
Prepaid expenses and other current assets	2,630,727	1,533,868
Advance to suppliers	443,395	1,128,079
Total Current Assets	55,350,892	36,850,286

Restricted cash	652,310	3,598,280
Long-term deposits	810,172	-
Deferred tax assets	81,461	-
Property, plant and equipment, net	2,356,262	2,819,715
Total Assets	$59,251,097	$43,268,281

LIABILITIES AND EQUITY

Current Liabilities:
Credit facilities	$648,711	$980,195
Accounts payable	3,378,258	4,776,812
Accrued expenses	1,539,147	1,175,427
Income tax payable	1,164,238	112,000
Other payables	855,527	878,987
Total Current Liabilities	7,585,881	7,923,421

Income tax payable - non-current	1,403,087	1,288,000
Total Liabilities	8,988,968	9,211,421

Commitments and Contingencies (See Note 13)

Equity
Preferred stock, $0.001 par value; 500,000 shares authorized; none issued and outstanding	$-	$-
Common stock, $0.001 par value; 30,000,000 and 15,000,000 shares authorized;11,325,000 shares and 9,895,000 shares issued and outstanding as of March 31, 2019 and March 31, 2018, respectively.	11,325	9,895
Additional paid-in capital	14,956,767	2,742,158
Statutory reserve	212,739	71,699
Retained earnings	34,786,735	30,948,006
Accumulated other comprehensive loss	(14,440)	(24,502
Total Jerash Holdings (US), Inc.'s Shareholders’ Equity	49,953,126	33,747,256

Noncontrolling interest	309,003	309,604
Total Equity	50,262,129	34,056,860

Total Liabilities and Equity	$59,251,097	$43,268,281

JERASH HOLDINGS (US), INC.,
SUBSIDIARIES AND AFFILIATE

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	For the Years Ended March 31,
	2019	2018

Revenue, net	$84,983,661	$69,295,698
Cost of goods sold	66,206,652	51,342,020
Gross Profit	18,777,009	17,953,678

Selling, general and administrative expenses	8,834,547	6,002,452
Share-based compensation expenses	3,593,888	116,578
Total Operating Expenses	12,428,435	6,119,030

Income from Operations	6,348,574	11,834,648

Other Income / (Expense):
Other income / (expense), net	23,802	(31,369)
Total other income / (expense), net	23,802	(31,369)

Net Income before provision for income taxes	6,372,376	11,803,279

Income tax expense	1,260,861	1,400,000

Net Income	5,111,515	10,403,279

Net loss attributable to noncontrolling interest	754	6,838
Net income attributable to Jerash Holdings (US), Inc.'s
Common Shareholders	$5,112,269	10,410,117

Net Income	$5,111,515	$10,403,279
Other Comprehensive Income / (Loss):
Foreign currency translation gain / (loss)	10,215	(16,262)
Total Comprehensive Income	5,121,730	10,387,017
Comprehensive loss attributable to noncontrolling interest	601	6,993
Comprehensive Income Attributable to Jerash Holdings (US), Inc.'s Common Shareholders	$5,122,331	$10,394,010

Earnings Per Share Attributable to Common Shareholders:
Basic	$0.46	$1.07
Diluted	$0.45	$1.07

Weighted Average Number of Shares
Basic	11,199,630	9,735,651
Diluted	11,330,310	9,735,651

JERASH HOLDINGS (US), INC.,
SUBSIDIARIES AND AFFILIATE

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	For the Quarters Ended March 31,
	2019	2018

Revenue, net	$14,479,015	$8,852,298
Cost of goods sold	11,910,408	6,718,360
Gross Profit	2,568,607	2,133,938

Selling, general and administrative expenses	2,584,443	2,133,938
Share-based compensation expenses	193,954	0
Total Operating Expenses	2,778,397	1,685,928

Income from Operations	(209,790)	448,010

Other Income / (Expense):
Other income / (expense), net	4,169	(32,685)
Total other income / (expense), net	4,169	(32,685)

Net Income before provision for income taxes	(205,621)	415,325

Income tax expense	9,861	1,400,000

Net Income	(215,482)	(984,675)

Net loss attributable to noncontrolling interest	8	3,993
Net income (loss) attributable to Jerash Holdings (US), Inc.'s
Common Shareholders	$(215,474)	(980,682)

Net Income	$(215,482)	$(984,675)
Other Comprehensive Income / (Loss):
Foreign currency translation gain / (loss)	124	14,011
Total Comprehensive Income	(215,358)	(970,664)
Comprehensive loss attributable to noncontrolling interest	9	3,858
Comprehensive Income Attributable to Jerash Holdings (US), Inc.'s Common Shareholders	$(215,349)	$(966,806)

Earnings Per Share Attributable to Common Shareholders:
Basic	$(0.02)	$(0.11)
Diluted	$(0.02)	$(0.11)

Weighted Average Number of Shares
Basic	11,199,630	9,735,651
Diluted	11,330,310	9,735,651

JERASH HOLDINGS (US), INC.,

SUBSIDIARIES AND AFFILIATE

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended March 31,
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$5,111,515	$10,403,279
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,255,820	1,216,973
Share-based compensation expense	3,593,888	116,578
Changes in operating assets:
Accounts receivable	1,229,239	(2,472,680)
Account receivable - related party	50,047	2,293,190
Inventories	(770,720)	(1,151,531)
Prepaid expenses and other current assets	(1,404,198)	(470,441)
Advances to suppliers	685,197	(1,128,320)
Deferred tax assets	(81,461)	-
Changes in operating liabilities:
Accounts payable	(1,400,533)	(5,472,312)
Accrued expenses	363,037	711,332
Other payables	(23,888)	(282,472)
Income tax payable	1,167,322	1,400,000
Net cash provided by operating activities	9,775,265	5,163,596

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, plant and equipment	(791,001)	(877,944)
Acquisition deposit	(380,000)	-
Long-term deposits	(430,113)	-
Due from related party	-	336,746
Net cash used in investing activities	(1,601,114)	(541,198)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividend distribution	(1,132,500)	-
Proceeds (repay) from short-term loan	(331,876)	980,403
Due from shareholders	-	692,500
Net proceeds from issuance of common stock	8,930,300	-
Warrants issued to the underwriter	30	-
Net proceeds from private placement	-	1,772,845
Net cash provided by financing activities	7,465,954	3,445,748

EFFECT OF EXCHANGE RATES CHANGES ON CASH	(1,747)	(4,797)

NET INCREASE IN CASH	15,638,358	8,063,349

CASH, AND RESTRICTED CASH, BEGINNING OF THE YEAR	12,196,110	4,132,761

CASH, AND RESTRICTED CASH, END OF THE YEAR	$27,834,468	$12,196,110

CASH, AND RESTRICTED CASH, END OF THE YEAR	27,834,468	12,196,110
LESS: NON-CURRENT RESTRICTED CASH	652,310	3,598,280
CASH, END OF PERIOD	$27,182,158	$8,597,830

Supplemental disclosure information:
Cash paid for income tax	$175,000	$-
Cash paid for interest	$90,867	$27,292

Non-cash financing activities:
Warrants issued to underwriters in connection with the IPO in fiscal 2019 and placement agent in connection with the private placement in fiscal 2018	$160,732	$161,926
Prepaid stock issuance cost netted with proceeds from the IPO in fiscal 2019 and the private placement in fiscal 2018	$308,179	$239,105

APPENDIX A – Reconciliation of Non-GAAP Financial Measures

JERASH HOLDINGS (US), INC.,
SUBSIDIARIES AND AFFILIATE

RECONCILIATION OF ADJUSTED EBITDA AND PER SHARE AMOUNTS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Year Ended March, 31
	2019	2018
Net income (loss)	$5,112	$10,403

Income taxes	1,261	1,400
Interest expense	91	27
Depreciation and amortization	1,256	1,217
Stock-based compensation expense	3,594	117
Adjusted EBITDA	$11,314	$13,164
Adjusted EBITDA Per Share
Basic	$1.01	$1.35
Diluted	$1.00	$1.35
Weighted Average Number of Shares
Basic	11,200	9,736
Diluted	11,330	9,736

	Quarter Ended March, 31
	2019	2018
Net income (loss)	$(215)	$(985)

Income taxes	10	1,400
Interest expense	1	23
Depreciation and amortization	296	318
Stock-based compensation expense	194	0
Adjusted EBITDA	$286	$756
Adjusted EBITDA Per Share
Basic	$0.03	$0.08
Diluted	$0.03	$0.08
Weighted Average Number of Shares
Basic	11,200	9,736
Diluted	11,330	9,736